UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2018

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 900 Las Vegas, NV	89169	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 14, 2018, Remark Holdings, Inc. (“Remark”, “we”, “us” or “our”) issued a press release announcing our financial results for the three months and six months ended June 30, 2018. A copy of such release is furnished herewith as Exhibit 99.1.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2018, our Board of Directors (the “Board”) appointed Alison Davidson as Interim Chief Financial Officer and as our principal financial officer and principal accounting officer, replacing Kai-Shing Tao in such positions. Ms. Davidson, age 43, has served as our Vice President, Finance since February 2014. From November 2006 until December 2013, Ms. Davidson served as the Vice President of Finance at Aristocrat Technologies Inc., a global subsidiary of Aristocrat Leisure Limited, a gaming machine manufacturer. Ms. Davidson started her career in public accounting at KPMG as a senior auditor before moving to Hutchison Whampoa, Ltd., a Fortune Global 500 investment holding company, auditing their global subsidiaries. Ms. Davidson earned a Bachelor of Business Administration in Accounting and Management Information Systems from the University of Houston and is a licensed CPA.

In connection with Ms. Davidson’s appointment as Interim Chief Financial Officer, on August 13, 2018, the Compensation Committee of the Board increased Ms. Davidson’s annual base salary to $300,000 and awarded Ms. Davidson options to purchase 350,000 shares of our common stock at an exercise price of $3.51 per share, which options have a term of 10 years and vest with respect to 50% of such options on the grant date and 25% of such options on each of September 30, 2018 and December 31, 2018. The options were awarded under our 2017 Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated August 14, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	August 14, 2018	By:	/s/ Alison Davidson
		Name:	Alison Davidson
		Title:	Interim Chief Financial Officer